UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2009

BARNES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-04801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06011-0489
(Address of principal executive offices)	(Zip Code)

(860) 583-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers; Compensatory Arrangements for Certain Officers.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”) filed by Barnes Group Inc. (the “Company”) on January 13, 2009, regarding the appointment of Christopher J. Stephens to the position of Senior Vice President, Finance and Chief Financial Officer. The Form 8-K omitted a portion of Mr. Stephen’s initial compensation arrangements. Accordingly, the Form 8-K is hereby amended by the addition of the following sentence at the end of the second paragraph of Item 5.02: “Mr. Stephens will receive a cash bonus of $124,000 upon his completion of one year of satisfactory service with the Company.” The Form 8-K is otherwise unaffected by this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2009	BARNES GROUP INC.
(Registrant)

	By:	/s/ Signe S. Gates
Signe S. Gates
Senior Vice President, General Counsel and Secretary